Prospectus Supplement	February 28, 2014

Putnam VT Small Cap Value Fund
Prospectus dated April 30, 2013

In the sub-section Fees and expenses, in the section Fund summary or Fund summaries, the Annual fund operating expenses table is deleted in its entirety and replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

					Total
		Distribution		Acquired	annual fund
	Management	and service	Other	fund fees	operating
Share class	fees	(12b-1) fees	expenses	and expenses	expenses

Class IA	0.64%	N/A	0.17%	0.16%	0.97%

Class IB	0.64%	0.25%	0.17%	0.16%	1.22%

In the sub-section Fees and expenses, in the section Fund summary or Fund summaries, the Example table is deleted in its entirety and replaced with the following:

Example

Share class	1 year	3 years	5 years	10 years

Class IA	$99	$309	$536	$1,190

Class IB	$124	$387	$670	$1,477

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